EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF APPLIED BIOSCIENCES CORP.

In connection with the accompanying Annual Report on Form 10-K of Applied BioSciences Corp. for the year ended March 31, 2018, the undersigned, John Brady, President of Applied BioSciences Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended March 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended March 31, 2018, fairly presents, in all material respects, the financial condition and results of operations of Applied BioSciences Corp.

Date: June 28, 2018	By:	/s/ John Brady
John Brady
Secretary and Treasurer (principal executive officer, principal accounting officer and principal financial officer)